UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               FORM 8-K


                            CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934




  Date of report (Date of earliest event reported):  October 29, 2001




                       LASALLE HOTEL PROPERTIES
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)




     Maryland                      1-14045                36-4219376
------------------------    ------------------------    ---------------
(State or other juris-      (Commission File Number)    (IRS Employer
diction of incorporation                                Identification
or organization)                                        No.)



4800 Montgomery Lane, Suite M25, Bethesda, MD             20814
----------------------------------------------          ----------
(Address of principal executive office)                 (Zip Code)




    Registrant's telephone number, including area code 202/222-2600



                            Not Applicable
     -------------------------------------------------------------
     (Former name or former address, if changed since last report)
















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


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

     The following exhibit is included with this Report:

     Exhibit 99 Press release dated October 29, 2001 issued by LaSalle Hotel Properties.




ITEM 9.  REGULATION FD DISCLOSURE

     On October 29, 2001, LaSalle Hotel Properties issued a press release announcing a 24 percent FFO decrease for the quarter ended September 30, 2001. A copy of the press release is filed as an exhibit to this report and is incorporated by reference herein.



     NOTE: The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by regulation FD.











































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


                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  LASALLE HOTEL PROPERTIES




Dated:  October 29, 2001    BY:   /s/ HANS WEGER
                                  ------------------------------
                                  Hans Weger
                                  Executive Vice President,
                                  Treasurer and Chief
                                  Financial Officer
                                  (Authorized Officer and
                                  Principal Financial and
                                  Accounting Officer)















































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


                             EXHIBIT INDEX
                             -------------


Exhibit
Number                Description
-------               -----------

  99             Press release dated October 29, 2001 issued by
                 LaSalle Hotel Properties.




























































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